UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Universal Insurance Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 30, 2012

Dear Shareholder:

On behalf of the Board of Directors, I invite you to attend the 2012 Annual Meeting of Shareholders (“Annual Meeting”) of Universal Insurance Holdings, Inc. (“Company”). The Annual Meeting will be held at 10:30 a.m., Eastern Daylight Time, on June 8, 2012, at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

The shareholders will be asked to (i) elect seven directors, each to hold office until the 2013 annual meeting or until their successors have been elected and qualified; (ii) approve the Second Amended and Restated 2009 Omnibus Incentive Plan and the performance goals set forth therein; and (iii) ratify the appointment of Blackman Kallick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board of Director’s recommendation on such other matters as may be submitted to you for a vote at the Annual Meeting.

We encourage you to vote, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the enclosed postage-paid envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on June 8, 2012.

In addition to the proxy materials, enclosed is the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission.

Sincerely,

/s/ Bradley I. Meier
Bradley I. Meier, President, Chief Executive Officer and Chairman of the Board

1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309

(954) 958-1200

UNIVERSAL INSURANCE HOLDINGS, INC.

1110 West Commercial Boulevard

Fort Lauderdale, Florida 33309

NOTICE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 8, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders (“Annual Meeting”) of Universal Insurance Holdings, Inc., a Delaware corporation (“Company”), will be held at 10:30 a.m., Eastern Daylight Time, on June 8, 2012, at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, for the following purposes:

1. To elect seven directors, each to hold office until the 2013 annual meeting or until their successors have been elected and qualified;

2. To approve the Second Amended and Restated 2009 Omnibus Incentive Plan (“Second Amended and Restated Plan”) and the performance goals set forth therein;

3. To ratify the appointment of Blackman Kallick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012; and

4. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 24, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the ten-day period prior to the Annual Meeting, at the executive offices of the Company, 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, in order to assure proper representation of your shares at the Annual Meeting, we urge you to submit your proxy voting instructions to the Company by mail. By submitting your proxy voting instructions promptly, you can help the Company avoid the expense of follow-up mailings to ensure the presence of a quorum at the Annual Meeting. If you attend the Annual Meeting, you may, if so desired, revoke your prior proxy voting instructions and vote your shares in person.

In the event that there are not sufficient votes to approve any one of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company.

IN ORDER TO SUBMIT PROXY VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING, COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

YOUR PROXY IS BEING SOLICITED BY THE BOARD. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Norman M. Meier
Norman M. Meier, Secretary Fort Lauderdale, Florida April 30, 2012

i

(continued)

ii

UNIVERSAL INSURANCE HOLDINGS, INC.

1110 West Commercial Boulevard

Fort Lauderdale, Florida 33309

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of Universal Insurance Holdings, Inc., a Delaware corporation (“Company”), of proxies to be voted at the Annual Meeting of Shareholders of the Company (“Annual Meeting”), to be held at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on June 8, 2012 at 10:30 a.m., Eastern Daylight Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements audited by Blackman Kallick, LLP, is included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card and Annual Report are first expected to be posted to http://proxy.universalinsuranceholdings.com on or about April 30, 2012.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.	What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated George R. De Heer as proxy for the 2012 Annual Meeting.

2.	What is a proxy statement?

It is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy card designating George R. De Heer as proxy to vote on your behalf.

3.	What is the difference between holding shares as a shareholder and as a beneficial shareholder?

If your shares are registered directly in your name with our registrar and transfer agent, Continental Stock Transfer & Trust Company, you are considered a shareholder of record with respect to those shares.

If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares.

4.	How do I attend the meeting? What do I need to bring?

You need to bring a photo ID to gain admission.

If you are a beneficial owner, bring your most recent brokerage statement with you to the Annual Meeting. We can use that to verify your ownership of shares and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in response to question 5.

Please note that cameras and sound or video recording equipment will not be allowed in the meeting room.

5.	How can I vote at the meeting if I am a beneficial owner?

You will need to ask your broker, bank or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you do not receive the legal proxy in time, you can follow the procedures described in the response to question 4 to gain admission to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting.

6.	What different methods can I use to vote?

By Written Proxy: All shareholders can vote by written proxy card. If you are a beneficial owner, you will receive a written proxy card or a voting instruction form from your bank or broker.

In Person: All shareholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if they have a legal proxy, as described in response to question 5.

7.	What is the record date and what does it mean?

The record date for the Annual Meeting is April 24, 2012. The record date is established by the Board as required by the Delaware General Corporation Law and the Company’s bylaws. Owners of record at the close of business on the record date are entitled to:

•	receive notice of the Annual Meeting; and

•	vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

8.	What securities will be voted at the Annual Meeting?

The securities to be voted at the Annual Meeting consist of (i) shares of common stock of the Company, $0.01 par value per share (“Common Stock”), with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock of the Company, $0.01 par value per share (“Series M Preferred Stock”), with each share entitling its record owner to one vote and (iii) shares of Series A Preferred Stock of the Company, $0.01 par value per share (“Series A Preferred Stock”), with each share entitling its record owner to one vote. The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect two directors. The holders of Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as one class, are entitled to elect the remaining directors.

The table below sets forth the number and classes of Company stock entitled to vote at the Annual Meeting.

Class of Voting Stock	Number of Record Holders as of the Record Date	Number of Shares Outstanding as of the Record Date	Amount of Votes Entitled to Be Cast as of the Record Date
Common Stock	41	40,171,028	40,171,028
Series M Preferred Stock	4	87,740	87,740
Series A Preferred Stock	2	19,950	19,950

The Company had no other voting securities outstanding on the record date.

9.	What shares are included on the proxy card?

If you are a shareholder of Common Stock and/or Series A Preferred Stock, you will receive one proxy card for all of the shares of Common Stock and/or Series A Preferred Stock that you hold in certificate form and/or in book-entry form.

If you are a shareholder of Series M Preferred Stock, you will receive a proxy card for all of the shares of Series M Preferred Stock that you hold in certificate form and/or in book-entry form.

10.	What constitutes a quorum at the Annual Meeting?

The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Series M Preferred Stock entitled to vote at the Annual Meeting for those matters where a separate vote of the Series M Preferred Stock is required, and of at least a majority of the total number of outstanding shares of the Common Stock, Series M Preferred Stock and Series A Preferred Stock entitled to vote at the Annual Meeting for those matters where the Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as a class, is required, is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the Annual Meeting, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice.

11.	What can I do if I change my mind after I vote my shares?

Shareholders can revoke a proxy prior to the completion of voting at the Annual Meeting by:

•	sending written notice to Norman M. Meier, Secretary, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309;

•	delivering a later-dated proxy; or

•

appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person (unless you are a beneficial owner without a legal proxy, as described in the response to question 5).

12.	Are votes confidential? Who counts the votes?

We will continue our practice of holding the votes of all shareholders in confidence from directors, officers and employees except:

•	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

•	in the case of a contested proxy solicitation;

•	if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

•	to allow the independent inspector of the election to certify the results of the vote.

13.	What votes can I cast for the proposals?

With respect to Proposal 1, you may either (i) vote in favor of all nominees; (ii) vote in favor of specific nominees; (iii) vote against all nominees; (iv) vote against specific nominees; (v) abstain from voting with respect to all nominees; or (vi) abstain from voting with respect to specific nominees.

With respect to Proposals 2 and 3, you may vote “For” or “Against,” or “Abstain” from voting.

14.	How many votes are needed for each proposal and how are the votes counted?

Each of the director nominees will be elected as a director of the Company if a majority of the votes cast on his election are voted in favor of such election (Item 1 on the Proxy Card).

A majority of the votes cast means that the votes cast “for” a director exceed the number of votes cast “against” that director.

The favorable vote of a majority of the votes cast on the proposal will be required:

•	FOR the approval of the Second Amended and Restated Plan and the performance goals set forth therein (Item 2 on the Proxy Card);

•	FOR the ratification of the appointment of Blackman Kallick, LLP as the independent registered public accounting firm for the fiscal year 2012 (Item 3 on the Proxy Card); and

•	FOR any other proposal that might properly come before the meeting.

15.	What if I do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•	FOR the election of all director nominees as set forth in this Proxy Statement;

•	FOR the approval of the Second Amended and Restated Plan and the performance goals set forth therein; and

•	FOR ratification of the appointment of Blackman Kallick, LLP as the independent registered public accounting firm for the fiscal year 2012.

16.	What are abstentions and broker non-votes and how are they counted?

Abstentions and broker non-votes are included in determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., a broker) does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

Abstentions and broker non-votes are not considered “votes cast” and thus do not have an effect on the outcome of the vote as to any of the items presented in this Proxy Statement. Under the rules of the NYSE Amex Equities (“NYSE Amex”), Item 3 is considered a routine matter on which brokers will be permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Items 1 and 2 are not considered routine matters under NYSE Amex rules, and brokers will not be permitted to vote on Items 1 and 2 if the beneficial owners fail to provide voting instructions.

17.	Who pays the cost in connection with the solicitation of proxies?

We will bear the cost of soliciting proxies in the enclosed form. Officers and regular employees of the Company may solicit proxies by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SHAREHOLDER MEETING OF UNIVERSAL

INSURANCE HOLDINGS, INC. TO BE HELD ON JUNE 8, 2012

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are first expected to be posted to http://proxy.universalinsurance holdings.com on or about April 30, 2012.

ELECTION OF DIRECTORS

(PROPOSAL 1)

Our Board has the ultimate authority for the management of the Company’s business, objectives and operations. The Board selects our executive officers, delegates responsibilities for the conduct of day-to-day operations to those officers and monitors the performance of the officers.

Meetings of the Board are held regularly each quarter and as required. The Board held five meetings during 2011. All of our directors attended at least 75% of the meetings of the Board and the committees on which they served during 2011.

We encourage our Board members to attend the Annual Meeting and expect that they will attend.

Compensation of Directors

Effective June 1, 2011, we pay an annual director’s fee equal to $85,000, paid monthly, to each director except Bradley I. Meier and Sean P. Downes. Also effective June 1, 2011, we pay an annual fee equal to $15,000, paid monthly, to each chairman of a committee of our Board except for Bradley I. Meier. We also reimburse all directors for costs and expenses for attending Board meetings. We have entered into indemnification agreements with our executive officers and directors pursuant to which we have agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company. Directors are also entitled to receive discretionary grants of non-qualified stock options under the Amended and Restated 2009 Omnibus Incentive Plan (“Amended and Restated Plan”).

Director Summary Compensation Table

The table below summarizes the compensation paid to our non-executive directors for the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Norman M. Meier[1]	$82,917	$56,988	$139,905
Ozzie A. Schindler	$91,667	$56,988	$148,655
Reed J. Slogoff	$91,667	$56,988	$148,655
Michael A. Pietrangelo	$82,917	$56,988	$139,905
Joel M. Wilentz, M.D.	$82,917	$56,988	$139,905

(1)	Norman M. Meier acts as Secretary of the Company at an annual salary of $20,000. Such salary is deducted from any compensation Mr. Meier is otherwise entitled to receive as a director of the Company.

The Board, upon the recommendation of the Nominating and Governance Committee, has nominated Sean P. Downes, Bradley I. Meier, Norman M. Meier, Michael A. Pietrangelo, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, M.D., for election to the Board to serve as directors until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. If any nominee becomes unavailable for any reason, or if any other vacancy in the slate of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board.

The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect directors to fill the seats currently held by Bradley I. Meier and Norman M. Meier, both of whom the Board recommends for reelection. Such directors shall be elected by a majority of votes in the affirmative of the shares of Series M Preferred Stock cast at the Annual Meeting. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock, voting together as one class, are entitled to elect directors to fill the seats currently held by Sean P. Downes, Michael A. Pietrangelo, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, M.D., all of whom the Board recommends for reelection. Such directors shall be elected by a majority of votes in the affirmative of the shares of Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as a class, cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE NOMINEES

DESCRIBED ABOVE BE ELECTED AS DIRECTORS TO SERVE UNTIL THE 2013

ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED

AND QUALIFIED

Information Concerning the Board of Directors and Executive Officers

The current directors and executive officers of the Company are as follows:

Name	Age	Position	First Year as Director (Term Expires)

George R. De Heer	52	Chief Financial Officer, Principal Accounting Officer	NA

Sean P. Downes (Director Nominee)	42	Chief Operating Officer, Senior Vice President and Director	2005 (2012)

Bradley I. Meier (Director Nominee)	44	President, Chief Executive Officer and Director	1990 (2012)

Norman M. Meier (Director Nominee)	73	Director and Secretary	1992 (2012)

Michael A. Pietrangelo (Director Nominee)	69	Director	2010 (2012)

Ozzie A. Schindler (Director Nominee)	43	Director	2007 (2012)

Reed J. Slogoff (Director Nominee)	43	Director	1997 (2012)

Joel M. Wilentz, M.D. (Director Nominee)	77	Director	1997 (2012)

Biographical Information

Biographical information regarding our directors and executive officers is as follows:

Directors

Sean P. Downes has been Senior Vice President, Chief Operating Officer and a director of the Company since January 2005. He has served as Chief Operating Officer and a director of Universal Property & Casualty Insurance Company (“UPCIC”), a wholly owned subsidiary of the Company, since July 2003. Mr. Downes was Chief Operating Officer of Universal Adjusting Corporation from July 1999 to July 2003. During that time Mr. Downes created the Company’s claims operation. Before joining the Company in July 1999, Mr. Downes was Vice President of Downes and Associates, a multi-line insurance adjustment corporation.

Mr. Downes has over 23 years of experience in the insurance industry. As an experienced financial and operational leader within the insurance industry, Mr. Downes brings a broad understanding of the strategic priorities and operational demands facing the Company.

Bradley I. Meier has been President, Chief Executive Officer and a director of the Company since its inception in November 1990. He has served as President of UPCIC since its formation in April 1997. In 1990, Mr. Meier graduated with a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania.

Mr. Meier, as the founder of the Company, has a deep understanding of our business and the Florida insurance market. He has navigated numerous challenges, including the global economic downturn and regulatory challenges in the Florida insurance market. As our Chairman, President and Chief Executive Officer, he is a key member of our Board.

Norman M. Meier has been a director of the Company since July 1992 and Secretary of the Company since January 1, 2008. Presently Mr. Meier serves as Executive Chairman of DermWorx Incorporated, a privately held dermatologic specialty pharmaceutical company. From February 2000 until January 2006, Mr. Meier was President and Chief Executive Officer of PharmaMatrix, Inc., a medical marketing and advertising company. From December 1986 until November 1999, Mr. Meier was President, Chief Executive Officer and a director of Columbia Laboratories, Inc., a publicly traded corporation in the pharmaceuticals business. From 1977 until 1986, Mr. Meier served as a consultant to Key Pharmaceuticals. From 1971 to 1977, Mr. Meier was Vice President of Sales and Marketing for Key Pharmaceuticals.

Mr. Meier is an experienced business leader with a broad understanding of the operational, financial and strategic issues facing public companies. This experience gives him valuable knowledge and perspective as a member of our Board.

Michael A. Pietrangelo has been a director of the Company since March 2010. Mr. Pietrangelo has practiced law at Pietrangelo Cook PLC since 1998 and is admitted to the New York, Tennessee and District of Columbia bars. He currently serves on the board of directors of Medicis Pharmaceutical Corporation, an independent specialty pharmaceutical company listed on the New York Stock Exchange (“NYSE”) and the American Parkinson Disease Association, a not-for-profit organization focused on serving the Parkinson’s community. Mr. Pietrangelo currently serves as the managing partner of Theraplex Company LLC, a privately held company. Mr. Pietrangelo currently serves on the board of directors of Surgivision, Inc., a public company now known as MRI Interventions, Inc. From 1994 until 1998, Mr. Pietrangelo served as President of Johnson Products Company, a subsidiary of IVAX Corporation. From 1990 to 1994, Mr. Pietrangelo was the President and Chief Executive Officer of CLEO, Inc., a subsidiary of Gibson Greetings, Inc. and manufacturer of specialized paper products. From 1967 to 1989, he served in a variety of legal and management roles at the Federal Trade Commission, Pfizer, Inc., Schering-Plough Corporation and Western Publishing Group.

Mr. Pietrangelo has valuable experience in corporate governance, legal and financial matters as a result of his participation as a lawyer, executive and director of privately held and public companies as well as non-profit organizations. This experience gives him perspective and knowledge as a member of our Board.

Ozzie A. Schindler has been a director of the Company since January 2007. Mr. Schindler serves as Chairman of the Company’s Audit Committee. Mr. Schindler is a shareholder with the law firm of Greenberg Traurig and specializes in international tax planning. He has an LL.M. in Taxation from New York University School of Law and graduated with honors from the University of Florida School of Law. Mr. Schindler graduated with high honors from the University of Florida Fisher School of Accounting. He is admitted to both the Florida and New York Bars.

Mr. Schindler provides strong legal, regulatory, accounting, financial, risk analysis, internal audit, compliance, corporate governance and administrative skills and experience to our Board.

Reed J. Slogoff has been a director of the Company since March 1997. Mr. Slogoff is currently a principal with Pearl Properties, LLC, a commercial real estate investment firm based in Philadelphia, Pennsylvania. Mr. Slogoff was formerly with Entercom Communications Corp., a publicly traded radio broadcasting company, and was previously a member of the corporate and real estate group of the law firm of Dilworth, Paxson, LLP. Mr. Slogoff received a B.A. with Honors from the University of Pennsylvania in 1990, and a J.D. from the University of Miami School of Law in 1993.

Mr. Slogoff provides valuable insight to our Board as a licensed attorney formerly engaged in private practice and as an experienced businessman in the commercial real estate industry. While practicing law, Mr. Slogoff advised clients on a variety of corporate, securities and finance matters and was involved in the public offering process, including an initial listing on the NYSE, and with other aspects of public company corporate matters.

Over the past approximately 11 years, Mr. Slogoff has been actively engaged in commercial real estate through his ownership and management of Pearl Properties, LLC. His day-to-day responsibilities include a variety of functions such as financial analysis, arranging, negotiating and obtaining financing, sourcing and negotiating acquisitions and managing portfolio insurance coverage. Mr. Slogoff’s responsibility with respect to insurance matters is particularly relevant to our insurance operations. Mr. Slogoff’s experience in addressing complex issues including corporate, finance and insurance matters translates to valuable insight on matters facing growing companies today.

Joel M. Wilentz, M.D. has been a director of the Company since March 1997. Dr. Wilentz is one of the founding members of Dermatology Associates, founded in 1970, and of the Centers for Cosmetic Enhancement in Florida. He is a former member of the Board of Directors of the Neurological Injury Compensation Association (NICA) for the State of Florida. He is a former member of the Board of Directors of the Broward County, Florida Medical Association. He was the former President of the Broward County Dermatological Society. Dr. Wilentz is at present a member of the Board of Governors of Nova Southeastern University.

Dr. Wilentz’s general business acumen and deep understanding of the Florida business, professional and regulatory environment provides independent guidance to our Board on a wide variety of general corporate and strategic matters.

Officers are elected annually by the Board and serve at the discretion of the Board. All directors hold office until the next annual meeting of shareholders or the election and qualification of their successors. The Company has not received director candidate recommendations from the shareholders in the past and does not have a formal policy regarding consideration of such recommendations.

Certain Relationships

Norman M. Meier and Bradley I. Meier are father and son, respectively. There are no other family relationships among our executive officers and directors. Eric Meier, who is the brother of Bradley I. Meier, works for a subsidiary of the Company.

Executive Officers

Bradley I. Meier. For biographical information on Bradley I. Meier, see Information Concerning the Board of Directors and Executive Officers, under “Biographical Information - Directors.”

Sean P. Downes. For biographical information on Sean P. Downes, see Information Concerning the Board of Directors and Executive Officers, under “Biographical Information - Directors.”

George R. De Heer became Chief Financial Officer and Principal Accounting Officer of the Company and its wholly owned insurance subsidiaries effective October 1, 2010. Prior to becoming Chief Financial Officer and Principal Accounting Officer, Mr. De Heer served as the Company’s Vice President — Finance since October 2006. Mr. De Heer has more than 20 years of experience in the property and casualty insurance industry. Prior to joining the Company, Mr. De Heer was employed for 15 years by Bristol West Insurance Group, a national property and casualty insurance company. Mr. De Heer held various financial positions with Bristol West Insurance Group, rising to become its Vice President of Finance and Controller.

We have entered into indemnification agreements with our executive officers and directors pursuant to which we have agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

Committees and Corporate Governance

Board Leadership Structure

Our bylaws provide that the roles of Board Chairman and Chief Executive Officer may be filled by the same or different individuals, which provides the Board the flexibility to determine whether these roles should be combined or separated based on the Company’s circumstances and needs at any given time. The roles of Chairman and Chief Executive Officer of the Company are currently held by the same person, Bradley I. Meier. The Board believes that the Company and its shareholders are best served by having Mr. Meier serve in both positions. As the founder of the Company, Mr. Meier is most familiar with the business and challenges the Company faces in the current environment. His experience and expertise make him the most appropriate person to set agendas for, and lead discussions of, strategic matters affecting our business at this time. Moreover, this structure enables Mr. Meier to act as a bridge between management and the Board, and helps to promote unified leadership and direction.

Independence of Our Directors

SEC and NYSE Amex rules require that at least a majority of our directors be independent of the Company and management. The Board has determined that each of the following directors is an “independent director,” as such term is defined by SEC and NYSE Amex rules: Michael A. Pietrangelo, Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, M.D. The independent directors met in one executive session during fiscal year 2011.

In addition, each of the Compensation Committee, Audit Committee and Nominating and Governance Committee is composed exclusively of non-employee directors that meet the relevant independence requirements established by the NYSE Amex.

The Board’s Role in Risk Oversight

The Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material operational, financial, compensation and compliance risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for discussing with management our Company policies and guidelines to govern the process by which risk assessment and risk management are undertaken by management, including guidelines and policies to identify major financial risk exposures, and the steps management has taken to monitor and control such exposures. The Audit Committee also performs a central oversight role with respect to financial and compliance risks, and reports on its findings at each regularly scheduled meeting of the Board. The Compensation Committee considers risk in connection with its design of compensation programs for our executives. The Nominating and Governance Committee assists in managing risk by annually reviewing the composition of the Board and its committees, including with regard to director independence, by assessing the adequacy of our corporate governance policies and procedures and by making recommendations to the Board, as appropriate, regarding modifications to such policies and procedures. The Investment Committee considers risks related to the investment of the Company’s securities portfolio and reviews the performance of the portfolio, compliance with applicable state investment codes and regulations and adherence to the Company’s investment strategy. Each committee regularly reports to the Board. In addition, each year the Board reviews our reinsurance program by which we cede insurance risk to reinsurers.

Audit Committee

The Board has a separately designated Audit Committee, whose members are Ozzie A. Schindler, Reed J. Slogoff and Joel M. Wilentz, M.D., each of whom was determined by the Board to be independent under the applicable rules of the SEC and NYSE Amex. The Board has determined that Ozzie A. Schindler is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K promulgated by the SEC.

The Audit Committee (i) recommends the firm to be appointed as the independent registered public accounting firm of the Company to audit the Company’s financial statements and to perform services related to the audit, (ii) reviews the scope and results of the audit with the independent registered public accounting firm, (iii) reviews with management and the independent registered public accounting firm the Company’s year-end operating results, and (iv) considers the adequacy of the internal accounting procedures.

The Audit Committee met separately four times during 2011, in addition to eight telephonic meetings, and the full Board, including the members of the Audit Committee, met four times during the year to discuss the financial position of the Company, provide recommendations and guidance to management and evaluate strategies and financial opportunities and initiatives.

The Audit Committee operates under a written charter that was adopted by the Board on January 9, 2007. The Audit Committee Charter is publicly available at our headquarters in Fort Lauderdale, Florida and also on our website at www.universalinsuranceholdings.com. The Audit Committee annually reviews its charter for changes, as appropriate.

Audit Committee Report

The Audit Committee reviews and makes recommendations to the Board concerning the reliability and integrity of the Company’s financial statements and the adequacy of its system of internal controls and processes to assure compliance with the Company’s policies and procedures, Code of Business Conduct and Ethics (“Code of Conduct”) and applicable laws and regulations. The Audit Committee annually nominates the Company’s independent auditor for appointment by the shareowners and evaluates the independence, qualifications and performance of the Company’s independent auditors. The Audit Committee also discusses with management the Company’s policies and procedures regarding risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and manage such exposures to be within the Company’s risk tolerance. The Audit Committee establishes procedures for and oversees receipt, retention, and treatment of complaints received by the Company regarding accounting, internal control or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2011, which include the balance sheets of the Company as of December 31, 2011 and 2010, and the related statements of income, stockholders’ equity and cash flows for the years ended December 31, 2011, 2010 and 2009 and the notes thereto (collectively, “Audited Financial Statements”). The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent specifically incorporated by reference in such filing.

The Audit Committee of the Board is composed of the three directors named below. Each member of the Audit Committee meets the independence and financial experience requirements under the applicable rules of the SEC and NYSE Amex.

The Audit Committee has reviewed and discussed the Company’s Audited Financial Statements with management. The Audit Committee has discussed with Blackman Kallick, LLP, our independent registered public accounting firm for 2011, the matters required to be discussed in accordance with the Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board, and matters related to the conduct of the audit of the Audited Financial Statements.

The Audit Committee has received written disclosures and the letter from Blackman Kallick, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with Blackman Kallick, LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

SUBMITTED BY THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Ozzie A. Schindler	Reed J. Slogoff	Joel M. Wilentz, M.D.

Compensation Committee

The Board has a separately designated Compensation Committee to assist the Board in executive compensation matters. The Compensation Committee consists of Reed J. Slogoff, Michael A. Pietrangelo and Joel M. Wilentz, M.D., each of whom was determined by the Board to be independent under the applicable rules of the SEC and NYSE Amex. Among its duties, the Compensation Committee assists the Board in discharging its responsibilities relating to corporate goals and objectives relevant to the compensation of our executive officers, evaluating the performance of executive officers in light of those goals and objectives and determining compensation based on such evaluation. The Compensation Committee operates under a written charter that was adopted by the Board on March 13, 2007. The Compensation Committee Charter is publicly available at our headquarters in Fort Lauderdale, Florida and also on our website at www.universalinsuranceholdings.com. The Compensation Committee annually reviews its charter for changes, as appropriate.

Nominating and Governance Committee

The Board has a separately designated Nominating and Governance Committee, whose members are Michael A. Pietrangelo, Ozzie A. Schindler and Joel M. Wilentz, M.D., each of whom was determined by the Board to be independent under the applicable rules of the SEC and NYSE Amex. Mr. Pietrangelo serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is appointed annually by the Board to: (i) assist the Board by identifying individuals qualified to become Board members and to recommend to the Board nominees for the next annual meeting of shareholders and to fill vacancies in membership of the Board as they occur, (ii) recommend to the Board nominees for each committee of the Board, and (iii) consider matters relating to corporate governance generally, including assessing the adequacy of our corporate governance policies and procedures and making recommendations to the Board, as appropriate, regarding modifications to such policies and procedures and our certificate of incorporation and bylaws. The Nominating and Governance Committee also oversees the director self-evaluation process.

The Nominating and Governance Committee and the Board maintain no formal policy regarding Board membership but view diversity expansively and consider, among other things, functional areas of experience, educational background, employment experience and leadership performance as well as those intangible factors that may be deemed appropriate to develop a heterogeneous and cohesive Board such as integrity, achievements, judgment, intelligence, personal character, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties, and likelihood that he or she will be willing and able to serve on the Board for a sustained period.

The Nominating and Governance Committee operates under a written charter that was adopted by the Board on May 11, 2011. The Nominating and Governance Committee Charter is publicly available at our headquarters in Fort Lauderdale, Florida and also on our website at www.universalinsuranceholdings.com. The Nominating and Governance Committee annually reviews its charter for changes, as appropriate.

Investment Committee

The Board has a separately designated Investment Committee to assist in reviewing investment strategies and transactions made in connection with the Company’s investment portfolio. The Investment Committee members are Bradley I. Meier, Sean P. Downes, Michael A. Pietrangelo and Reed J. Slogoff. Mr. Meier serves as chairman of the Investment Committee. The Investment Committee’s responsibilities include monitoring: whether the Company has adopted and adheres to a rational and prudent investment strategy; whether management’s investment actions are consistent with the Company’s investment strategy, financial objectives and business goals; compliance with legal and regulatory requirements pertaining to investment and capital management; the competence and performance of the Company’s internal and external investment advisors; and such other matters as the Board or the Investment Committee deems appropriate. The Investment Committee does not make operating decisions about external investment advisor selection or compensation, market timing, sector rotation or security selection, which are the responsibilities of management.

The Investment Committee operates under a written charter that was adopted by the Board of Directors on March 9, 2012. The Investment Committee Charter is publicly available at our headquarters in Fort Lauderdale, Florida and also on our website at www.universalinsuranceholdings.com. The Investment Committee annually reviews its charter for changes, as appropriate.

Code of Business Conduct and Ethics

We adopted the Code of Conduct on December 5, 2008 that is applicable to all of our directors, officers and employees. The Code of Conduct is publicly available at our headquarters in Fort Lauderdale, Florida and also on our website at www.universalinsuranceholdings.com. The Code of Conduct will be reviewed annually for changes, as appropriate.

Shareholder Communications

We have not established a set process for shareholders to send communications to the Board. Given the size of our Company, the Board believes that this is appropriate.

Compensation Committee Interlocks and Insider Participation

Reed J. Slogoff and Joel M. Wilentz, M.D. served as members of the Compensation Committee during calendar year 2011. Michael A. Pietrangelo joined the Compensation Committee in December 2011. There are no Compensation Committee interlocks.

Certain Relationships and Related Party Transactions

Our Code of Conduct addresses related party transactions, including transactions between the Company and our directors or executive officers, or their respective family members.

Pursuant to the Code of Conduct, directors, officers and employees must notify the Chairman of the Audit Committee and the Chairman of the Board in writing of the existence of any relationship or transaction that may pose an actual or potential conflict of interest. Transactions between the Company and any of our executive officers or directors, and their respective family members, require the approval of a majority of disinterested directors.

The following discussion sets forth the relationships and transactions known by management at this time to involve the Company or its subsidiaries and our directors or executive officers, or their respective family members. In each case, pursuant to the Code of Conduct, these relationships and transactions have been disclosed to the Board and a disinterested majority of the Board has approved the transaction or, in the case of an ongoing relationship that was presented to the Board, permitted the continuation and renewal of such relationship.

Downes and Associates, a multi-line insurance adjustment corporation based in Deerfield Beach, Florida, performs certain claims adjusting work for UPCIC. Downes and Associates is owned by Dennis Downes, who is the father of Sean P. Downes, Chief Operating Officer and Senior Vice President of UPCIC. During 2011, 2010 and 2009, we paid claims adjusting fees of $753,000, $480,000 and $605,000, respectively, to Downes and Associates. All such amounts paid to Downes and Associates are no less favorable to the Company than can be obtained from third parties on an arm’s-length basis.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the Company’s executive compensation program and reviews actions taken by the Compensation Committee concerning the 2011 compensation of our President and Chief Executive Officer (“Chief Executive Officer”), Senior Vice President and Chief Operating Officer (“Chief Operating Officer”) and Chief Financial Officer and Principal Accounting Officer (“Chief Financial Officer”) (collectively, the “Named Executive Officers”).

The Compensation Committee determines compensation for our Chief Executive Officer and the Chief Operating Officer. The Compensation Committee also provides guidance regarding the Chief Executive Officer’s recommendations for the compensation of all other executive officers. In making its decisions, the Compensation Committee takes into account the Company’s performance, shareholder alignment and individual employee performance, and has identified The Delves Group (“Delves”) as an independent consultant available to the Compensation Committee to assess applicable market practices for executive talent. Delves provides no other services to the Company and we believe that there is no potential conflict of interest in retaining Delves to assist in periodically providing reports on market practices and compensation-related data.

Objectives and Overview

The objectives of our compensation programs are to:

Drive superior performance — Encourage the Chief Executive Officer and Chief Operating Officer to achieve sound, profitable growth through prudent but effective execution of the elements of the Company’s growth strategy;

Focus on long-term success — Provide a significant portion of Named Executive Officers’ compensation through programs linked to the Company’s long-term success as incentives to help maximize shareholder return; and

Attract and retain key executives — Attract and retain talented executives whose continued employment is crucial to our success and growth.

The following table outlines the major elements of compensation in fiscal year 2011 for the Chief Executive Officer, Bradley I. Meier, and the Chief Operating Officer, Sean P. Downes:

Elements of Compensation		Description	Purpose
Short-Term Compensation	Base Salary	Fixed annual compensation set from year to year under terms of existing employment agreements (see “Employment Agreements and Potential Payments upon Termination or Change in Control” below)	To attract and retain talent

	Performance-Based Cash Incentive	An annual opportunity with actual payouts measured as a percentage of pretax income	To focus management on short-term (one-year) financial results in the measure most commonly used by shareholders

Long-Term Incentive	Non-qualified stock options granted at fair market value	Grants that upon exercise give the holder the right to receive a number of shares of Common Stock at fair market value on the date the option was granted	To motivate executives to drive long-term increases in Common Stock market price

Benefit Plans	401(k), Life Insurance and Medical Benefits	Standard benefit plans provided by similar companies	To provide market- competitive benefits

Same rate of contributions as made for employees generally

Perquisites	Auto Allowance	An allowance of $7,500 per year toward the acquisition or use of an automobile	To serve as an additional employment incentive

Determination of Compensation Levels of Chief Executive Officer and Chief Operating Officer

The Company entered into employment agreements with Mr. Meier and Mr. Downes several years ago that establish the base salary and annual performance incentives applicable to each executive. These employment agreements provided the principal framework for the cash compensation paid to Messrs. Meier and Downes for 2011. The employment agreements are more fully described below at “Employment Agreements and Potential Payments upon Termination of Employment or Change in Control.” Each year the Compensation Committee evaluates whether the terms and conditions of the employment agreements continue to advance the Company’s interests and, if not, whether to provide notice to Mr. Meier, under the automatic renewal provision of his employment agreement, and to Mr. Downes that the employment agreements will expire at their respective expiration dates. For 2011, the Compensation Committee determined that the terms and conditions of the employment agreements continue to advance the Company’s compensation interests.

The Company entered into the employment agreements with Mr. Meier and Mr. Downes while it was developing internal capabilities for underwriting, claims processing, premium setting, investing and reinsurance placement rather than using third-party contractors for such services. The Company has continued to improve and refine those processes and, over the past few years, has expanded the states in which it writes homeowners’ insurance policies. Messrs. Meier and Downes are the individuals responsible for continued development of these capabilities and accomplishments and they perform tasks usually performed by subordinates. In addition, as the Company’s operations expand, Messrs. Meier and Downes tackle more diverse functions each year. Accordingly, for 2011, the Compensation Committee believes that the increases in base compensation provided for in the employment agreements continued to serve the Company’s interests.

Similarly, the Company believes that continuing to focus the annual cash incentive program on pretax income was appropriate for 2011 because pretax income reflects the synthesis of the elements necessary to successfully operate and grow the Company’s business and is the measure most used by shareholders to evaluate our operational success.

Overall Compensation Principles

The Compensation Committee has established the following principles for compensating management:

Pay for performance — Compensation should reflect the Company’s performance over the last fiscal year (the short-term) as well as over a longer period. In the short-term, incentive compensation will reflect the extent to which the Company has pretax income. For the longer term, stock options, granted at fair market value, measure the value our performance returns to shareholders.

Support business strategy — Compensation programs should be aligned with business strategies focused on long-term growth and the creation of value for shareholders. The Compensation Committee believes these goals are reflected by using pretax income as a unit of measurement in the annual bonus program and awarding stock options in the longer term.

Pay competitively but with a recognition of retention needs — Our compensation structure recognizes the unique skill sets of our two principal executive officers and is geared to retaining these individuals for the long-term.

Focus on a total compensation perspective — All components of pay should be considered when making compensation decisions. These components include base salary, short-term incentives, long-term incentives, benefits and perquisites.

We believe our approach helps us to attract, develop and retain talented executives who are committed to our success and to achieving superior performance.

Determination of Executive Pay

For 2011, the Compensation Committee did not target any particular percentile among comparator groups or other companies and did not consider market data provided by Delves in making compensation decisions for our named executive officers. As noted above, for Messrs. Meiers and Downes, the Compensation Committee’s decisions on compensation for 2011 were largely guided by the terms of the existing employment agreement with each such executive officer. The Committee is currently in discussions with Mr. Meier regarding the terms of his employment agreement, and as of the date of this proxy statement, those discussions are ongoing.

In accordance with the terms of the employment agreements with Messrs. Meier and Downes, the Compensation Committee uses pretax income as the determinant of incentive cash bonus payments because it is the measure that best serves the Company’s goals. By using a variable performance measure, incentive cash bonus compensation will and does vary year to year directly with achievement. Subject to the terms of the existing employment agreement, the Compensation Committee’s focus is on a broader and more flexible orientation in setting pay levels, which allows the Compensation Committee to address the specific business conditions relevant to the Company, including:

•

Recognizing that the Chief Executive Officer and the Chief Operating Officer, a position at the Company with substantially more responsibilities than chief operating officers elsewhere, are our two key employees, responsible for all functions, including investment of reserves, regulatory compliance in multiple states, the processes for developing the proprietary models and the methods for underwriting, claims, reinsurance and investment as well as development of the broker network in Florida and other states;

•	Recognizing that continued growth and internalization of functions is critical and, in this regard the Company is very entrepreneurial in nature;

•

Recognizing the contributions of the Chief Executive Officer and Chief Operating Officer in internalizing the Company’s operations, including marketing strategies, agent incentive and management, policy development, risk management, claims, reinsurance analysis, rating engine, investment analysis and broker relations which enabled, among other things, the rapid mobilization of marketing programs in newly licensed states;

•	Rewarding past and continued performance in the establishment and profitable growth of the insurance business by the Chief Executive Officer and Chief Operating Officer;

•	Recognizing that the continued growth of the Company is dependent on the services of these individuals as Chief Executive Officer and Chief Operating Officer; and

•	Differentiating compensation based on experience and performance levels among executives.

For the purpose of its evaluation, the Compensation Committee takes into account the size, scope, and complexity of the Company’s business, including the complexity of and demands placed on our Chief Executive Officer and Chief Operating Officer by our growth and geographic expansion strategies. These are among the factors the Compensation Committee considers and are not based on a formula or tied to a comparator group.

Elements of Compensation Provided to Named Executive Officers

The principal components of compensation for our executive officers were:

•	base salary;

•	annual incentive compensation; and

•	long-term equity incentive compensation using non-qualified stock options.

Base Salary

The Company pays a base salary to our Named Executive Officers. As noted above, pursuant to employment agreements entered into between the Company and each of the Chief Executive Officer and Chief Operating Officer, each such executive receives an annual base salary that automatically increases 20% each year. The Compensation Committee from time to time reviews the base salaries that the Company pays the Named Executive Officers. In doing so, the Compensation Committee considers a number of factors, including the individual performance of the executive.

Incentive Bonus Compensation

As noted above, our Chief Executive Officer and Chief Operating Officer also receive an annual incentive performance bonus equal to a percentage of the Company’s pretax income. We continue to use this approach to compensate our executives because we believe that successful performance by management is the primary driver of the Company’s pretax income and that management should have significant portions of compensation at risk for achieving market-oriented results. The Compensation Committee also has the discretion to increase a bonus beyond the compensation contained in an executive’s employment agreement.

Long-Term Equity Incentive Compensation

The Compensation Committee does not use a specific formula to calculate the number of options or shares awarded to executives, nor does it explicitly set future award levels or opportunities on the basis of what the executives earned from prior awards. While the

Compensation Committee takes past awards into account, it does not base future awards solely in view of those past awards. In determining the specific amounts to be granted to each employee, the Compensation Committee will consider factors such as the executive’s position, his or her contribution to the Company’s performance, and the overall package of cash and equity compensation for the executive.

Perquisites and Fringe Benefits

Our executive officers receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Company provides an automobile allowance of $7,500 per annum to each of Mr. Meier and Mr. Downes. We believe that our executives should be able to provide for their retirement needs from the total annual compensation they earn based on the Company’s performance. Accordingly, other than an employer matching contribution to the accounts of the Named Executive Officers under the Company’s 401(k) Plan, which is the same matching contribution rate that the Company provides all eligible full time employees, the Company does not offer executives any qualified or nonqualified pension plans, supplemental executive retirement plans, deferred compensation plans or other forms of compensation for retirement.

Employment Agreements

The Company entered into employment agreements with our Named Executive Officers. These agreements and potential post employment payments are described below in “Employment Agreements and Potential Payments Upon Termination of Employment or Change in Control.”

Advisory Votes on Compensation

The Board recognizes the fundamental interest that our shareholders have in the compensation of our executive officers. At the 2011 Annual Meeting of Shareholders, our shareholders approved, on an advisory basis, the compensation of our Named Executive Officers (a “say-on-pay proposal”) as disclosed in the proxy statement for such meeting. Our shareholders approved the say-on-pay proposal by the affirmative vote of 80% of the shares cast on that proposal. The Compensation Committee believes that this affirms our shareholders’ support of the Company’s approach to executive compensation, and did not change its approach in fiscal year 2011. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay proposals when making future compensation decisions for the Named Executive Officers.

Also at the 2011 Annual Meeting of Shareholders, our shareholders had the opportunity to cast an advisory vote (a “say-on-frequency proposal”) on how often the Company should include a say-on-pay proposal in its proxy statement. Based on our shareholders’ vote on the say-on-frequency proposal, the Board determined that we will hold shareholder say-on-pay advisory votes on executive compensation once every three years, with the next say-on-pay advisory vote to be held at the 2014 Annual Meeting of Shareholders.

Tax Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), the federal income tax deductibility of compensation paid to Messrs. Meier and Downes may be limited to the extent that it exceeds $1.0 million in any one year. The Company can deduct compensation in excess of that amount if it qualifies as “performance-based compensation” under Section 162(m). For the performance bonuses of Messrs. Meier and Downes to qualify as “performance-based compensation,” the performance-based formulas used to determine them must be approved by our shareholders. We attempt to have the compensation paid to our executive officers be deductible for purposes of Section

162(m) of the Code, but reserve the right to pay compensation that is not deductible. For 2011, the Company paid approximately $1 million in compensation to Mr. Meier under his employment agreement and approximately $400 thousand in compensation to Mr. Downes under his employment agreement that was not deductible by operation of Section 162(m) of the Code.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Michael A. Pietrangelo	Reed J. Slogoff	Joel M. Wilentz, M.D.

Summary Compensation Table

The following table sets forth the compensation paid to or earned by the Named Executive Officers during each of the Company’s last three fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Bradley I. Meier Chief Executive Officer, President and Director	2011	$1,999,225	—	—	$522,570	$1,411,589	$49,421	$3,982,805
	2010	$1,667,096	—	—	$256,550	$2,651,075	$47,706	$4,622,427
	2009	$1,354,314	—	—	—	$1,951,811	$46,064	$3,352,189

George R. De Heer (1)	2011	$300,000	$60,000	—	$130,643	—	$33,299	$523,942
Chief Financial Officer and Principal Accounting Officer	2010	$241,154	$72,981	—	—	—	$28,453	$342,588

Sean P. Downes Senior Vice President, Chief Operating Officer and Director	2011	$1,409,250	—	$3,366,000	$522,570	$1,096,191	$83,461	$6,477,472
	2010	$1,782,020	—	$1,752,000	$1,093,855	$2,025,806	$82,572	$6,736,253
	2009	$954,653	—	—	—	$1,501,358	$77,452	$2,533,463

(1)	Because Mr. De Heer became a Named Executive Officer in 2010, 2009 information is not presented.

Salary

Salary includes wages, paid time off such as vacation, and company holidays.

Bonus

Mr. De Heer, our Chief Financial Officer and Principal Accounting Officer, is entitled to an annual performance bonus determined at the Company’s discretion.

Option Awards

Option awards are reported at grant date fair value.

Non-Equity Incentive Plan Compensation

Per Mr. Meier’s employment agreement, he is entitled to an annual performance bonus equal to 3% of the pretax income of the Company up to $5 million and 4% of the pretax income of the Company in excess of $5 million. Per Mr. Downes’ employment agreement, he is entitled to an annual performance bonus equal to 3% of the pretax income of the Company.

All Other Compensation

All other compensation for the fiscal year ended December 31, 2011 consisted of the following:

Name	Year	Insurance Premiums		Long- Term Care (3)	401(k) Match (4)	Auto Allowance	Total
		Medical/ Dental (1)	Life/ Disability (2)
Bradley I. Meier	2011	$10,976	$1,149	$29,795	—	$7,500	$49,421
	2010	$9,262	$1,149	$29,795	—	$7,500	$47,706
	2009	$7,908	$1,149	$29,795	—	$7,212	$46,064
George R. De Heer(5)	2011	—	$2,405	$14,302	$10,592	$6,000	$33,299
	2010	—	$2,405	$14,302	$10,361	$1,385	$28,453
Sean P. Downes	2011	$17,557	$9,129	$32,775	$16,500	$7,500	$83,461
	2010	$17,269	$9,129	$32,775	$15,899	$7,500	$82,572
	2009	$13,529	$9,129	$32,775	$14,807	$7,212	$77,452

(1)	We pay medical and dental insurance premiums for Messrs. Meier and Downes for coverage not provided to all employees.
(2)	We pay life insurance premiums for the Named Executive Officers for coverage not provided to all employees.
(3)	We provide long-term care insurance premiums for the Named Executive Officers for coverage not provided to all employees.
(4)	We match employee contributions to the 401(k) accounts of Messrs. Downes and De Heer subject to limitations of the 401(k) Plan (as defined herein). Mr. Meier does not participate in the 401(k) Plan and, therefore, does not receive a matching contribution from the Company.
(5)	Because Mr. De Heer became a Named Executive Officer in 2010, 2009 information is not presented.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of executive compensation plan-based awards to the Named Executive Officers during the fiscal year ended December 31, 2011.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards Maximum (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards
Bradley I. Meier	6/23/2011	300,000	$4.70	$522,570
Sean P. Downes	3/28/2011	600,000	$5.61	$3,366,000
	6/23/2011	300,000	$4.70	$522,570
George De Heer	6/23/2011	75,000	$4.70	$130,643

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the Named Executive Officers concerning unexercised options, stock that has not vested and equity incentive plan awards outstanding as of December 31, 2011.

	Options Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Bradley I. Meier	700,000	$6.50	7/12/2012
	250,000	$3.90	5/16/2013
	500,000	$2.31	12/5/2013
	350,000	$4.87	5/19/2015
	300,000	$4.70	6/23/2018
George R. De Heer	20,000	$3.90	5/16/2013
	75,000	$4.70	6/23/2018
Sean P. Downes	700,000	$6.50	7/12/2012	801,000	$2,867,580
	600,000	$3.90	5/16/2013
	200,000	$2.31	12/5/2013
	350,000	$5.84	2/2/2015
	350,000	$4.87	5/19/2015
	300,000	$4.70	6/23/2018

(1)	Expires on earlier of the option expiration date or a Change in Control of the Company, as defined in the option agreements.

Options Exercised and Stock Vested

The following table sets forth certain information with respect to the Named Executive Officers concerning options exercised and stock vested during the calendar year 2011.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bradley I. Meier	150,000	$474,000	—	—
George R. De Heer	—	—	—	—
Sean P. Downes	—	—	99,000	$539,550

Pension Benefits

The Company does not provide any employees with a defined benefit pension plan.

Effective January 1, 2009, the Company adopted the “Universal Property & Casualty 401(k) Profit Sharing Plan and Trust” (“401(k) Plan”). The Company makes a matching contribution in cash to the accounts of the participants equal to 100% of the employee’s deferral up to 5% of that employee’s compensation subject to limitations of the 401(k) Plan.

Nonqualified Deferred Compensation

The Company does not provide any employees with any nonqualified deferred compensation plans.

Equity Compensation Plan Information

The following table sets forth certain information with respect to all of our equity compensation plans in effect as of the fiscal year ended December 31, 2011.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Remaining Available Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	3,160,000	$4.90	140,000
Equity compensation plans not approved by security holders	3,560,000	$4.68	N/A
Total	6,720,000	$4.78	140,000

Employment Agreements and Potential Payments Upon Termination of Employment or Change in Control

The following summaries describe the employment agreements between the Company and the Named Executive Officers and set forth potential amounts payable to the Named Executive Officers upon termination of employment or a change in control under their current employment agreements.

Meier Employment Agreement

The Company’s employment agreement with Mr. Meier is dated as of August 11, 1999. The Company and Mr. Meier have amended the employment agreement, with the most recent amendment effective as of December 6, 2010 (the employment agreement and the amendments are collectively referred to as the “Meier Employment Agreement”). Under the terms of the Meier Employment Agreement, Mr. Meier will serve as the Company’s President and Chief Executive Officer. Mr. Meier received a base salary of $1,999,225 in 2011, and he is entitled to a 20% increase in base salary each year. Additionally, pursuant to the Meier Employment Agreement, Mr. Meier is entitled to an annual performance bonus equal to 3% of the pretax income of the Company up to $5 million, and 4% of the pretax income of the Company in excess of $5 million; provided, however, that any such bonus is contingent upon our shareholders approving such bonus formula, which they have done.

Mr. Meier is also eligible to receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Meier Employment Agreement contains noncompete and nondisclosure provisions.

In the event that the Company terminates the Meier Employment Agreement, the Company shall pay Mr. Meier 24 month’s total compensation. In addition, in the event of a change in control of the Company, the Company shall pay Mr. Meier an amount equal to 48 months base salary, plus two times any bonus paid for the preceding fiscal year, including any taxes resulting from such payment in accordance with applicable U.S. tax laws. Further, in the event of a change in control, all options held by Mr. Meier vest and become immediately exercisable. However, if it is determined by an independent accounting firm that any of the amounts payable to Mr. Meier upon a change in control would be subject to an excise tax under Section 4999 of the Code, then the value of the payments which constitute “parachute payments” will be reduced to an amount equal to 2.99 times Mr. Meier’s “base amount,” as those terms are defined under Section 280G(b)(2) of the Code. Generally, the “base amount” equals the average of the taxable compensation paid during the preceding five taxable years. For purposes of the Meier Employment Agreement, a change in control shall be deemed to have occurred if, at any time, substantially all the assets of the Company shall have been sold or transferred by sale, merger or otherwise, or if any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company.

If Mr. Meier dies during the term of his employment, the Company shall pay to his estate compensation which would otherwise be payable to Mr. Meier for the shorter of (i) three years from the date of his death, or (ii) through the termination date of his employment agreement. If Mr. Meier becomes disabled during the term of his employment for a consecutive period of 365 days, the Company may terminate the officership held. In the event of such termination, Mr. Meier shall remain an employee of the Company and receive 70% of his compensation and all of his fringe benefits.

The Meier Employment Agreement expires on December 31, 2013; however, the agreement is automatically extended each year thereafter unless the Company or Mr. Meier provides written notice that the agreement is being terminated 60 days in advance of the anniversary date of the Meier Employment Agreement.

Downes Employment Agreement

The Company’s employment agreement with Mr. Downes is dated as of January 1, 2005, and provides that Mr. Downes will serve as the Company’s Chief Operating Officer and Senior Vice President. The Company and Mr. Downes have amended the employment agreement, with the most recent amendment dated February 4, 2010 (the employment agreement and the amendments are collectively referred to as the “Downes Employment Agreement”). Mr. Downes received a base salary of $1,409,250 in 2011, and he is entitled to a 20% increase in base salary each year. Additionally, pursuant to the Downes Employment Agreement, Mr. Downes is entitled to an annual performance bonus equal to 3% of the pretax income of the Company; provided, however, that any such bonus is contingent upon our shareholders approving such bonus formula, which they have done. Under the Downes Employment Agreement, the Company may grant Mr. Downes options or warrants to purchase Common Stock.

Mr. Downes is also eligible to receive health and welfare benefits, such as group medical, group life and long-term disability coverage. The Downes Employment Agreement contains noncompete and nondisclosure provisions.

In the event of a change in control of the Company, the Company shall pay Mr. Downes an amount equal to 48 months base salary, plus an amount equal to two times any bonuses paid for the preceding fiscal year. However, if it is determined by an independent accounting firm that any of the amounts payable to Mr. Downes upon a change in control would be subject to an excise tax under Section 4999 of the Code, then the value of the payments which constitute “parachute payments” will be reduced to an amount equal to 2.99 times Mr. Downes’ “base amount,” as those terms are defined under Section 280G(b)(2) of the Code. Generally, the “base amount” equals the average of the taxable compensation paid during the preceding five taxable years. Further, in the event of a change in control, all options held by Mr. Downes vest and become immediately exercisable. For purposes of the Downes Employment Agreement, a change in control shall be deemed to have occurred if, at any time, substantially all the assets of the Company shall have been sold or transferred by sale, merger or otherwise, or if any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company.

If Mr. Downes dies during the term of his employment, the Company shall pay to his estate compensation which would otherwise be payable to Mr. Downes for the shorter of (i) one year from the date of his death, or (ii) through the termination date of his employment agreement. If Mr. Downes becomes disabled during the term of his employment for a consecutive period of 90 days, the Company may terminate the officership held. In the event of such termination, Mr. Downes shall remain an employee of the Company and receive 50% of his compensation and all of his fringe benefits for a period ending on the next December 31st or 270 days, whichever is longer.

The Downes Employment Agreement expires on December 31, 2013 unless extended in writing by the Company.

De Heer Employment Agreement

The Company’s employment agreement with Mr. De Heer is effective as of September 30, 2010, and provides that Mr. De Heer will serve as the Company’s Chief Financial Officer and Principal Accounting Officer (“De Heer Employment Agreement”). Mr. De Heer received a base salary of $300,000 in 2011. Additionally, pursuant to the De Heer Employment Agreement, Mr. De Heer is entitled to an annual performance bonus as determined by the Company in its sole discretion.

Mr. De Heer is eligible to participate in the benefit plans generally available to Company employees in similar positions and in the Company’s equity incentive plans at the Company’s sole discretion. The De Heer Employment Agreement also contains noncompete and nondisclosure provisions.

Generally, Mr. De Heer is entitled to severance only if we terminate his employment without “cause” or if he terminates his employment for “good reason.” “Cause” is generally defined as (i) a material breach by him of his obligations or representations under the De Heer Employment Agreement, (ii) an arrest for, conviction of or plea of nolo contendere to a felony, (iii) acts of dishonesty resulting or intending to result in personal gain or enrichment at the Company’s expense, (iv) fraudulent, unlawful or grossly negligent conduct in connection with his duties under the De Heer Employment Agreement, (v) engaging in personal conduct which seriously discredits or damages the Company, (vi) contravention of the Company’s specific lawful directions or continuing inattention to or continuing failure to adequately perform the duties described in the De Heer Employment Agreement, (vii) a material breach of the Company’s manuals, written policies, codes or procedures, (viii) initiation of a regulatory inquiry, investigation or proceeding regarding his performance of duties on the Company’s behalf if independent counsel, taking into account the relevant circumstances, concludes and advises the Company that such termination is in the best interests of the Company, or (ix) breach of any covenants set forth in the De Heer Employment Agreement before termination of employment. “Good reason” is generally defined as the Company’s material breach of the De Heer Employment Agreement without Mr. De Heer’s consent.

In the event of a termination of employment without cause, Mr. De Heer is entitled, subject to executing a release of claims, to a lump-sum cash payment equal to base salary for a period equal to the remaining term of the De Heer Employment Agreement and a lump-sum cash payment calculated to be sufficient to reimburse out-of-pocket costs of COBRA insurance coverage for a period of up to 12 months from the date of such termination. In the event of a termination of employment for good reason, Mr. De Heer is entitled, subject to executing a release of claims, to a lump-sum cash payment equal to base salary for a period equal to the remaining term of the De Heer Employment Agreement.

If Mr. De Heer dies during the term of his employment, his legal representatives will receive a lump-sum cash payment equal to unpaid base salary through the last day of the month in which death occurred in addition to accrued vacation and employee benefits through such period.

The following table presents the potential payments to which the Named Executive Officers would be entitled under their employment agreements and assumes that the triggering event took place on December 31, 2011.

Name	Benefit	Upon Termination by the Company (3)	Upon Termination without Cause or for Good Reason (4)	Upon Change in Control (5)	Upon Death (6)	Upon Disability (7)
Bradley I. Meier	Base Salary	$3,998,452	—	$7,996,904	$5,277,957	$3,694,570
	Bonus(1)	$2,823,178	—	$2,823,178	$2,823,178	$1,976,225
	Other Post-Employment Obligations(2)	—	—	—	$98,842	$98,842
Sean P. Downes	Base Salary	—	—	$5,637,000	$1,691,100	$845,550
	Bonus(1)	—	—	$2,192,382	$1,096,191	$548,096
	Other Post- Employment Obligations(2)	—	—	—	$83,461	$83,461
	Equity Compensation	—	—	$371,642	—	—
George R. De Heer	Base Salary	—	$525,205	—	—	—
	Other Post- Employment Obligations(2)	—	$58,296	—	—	—

(1)	Estimate is based upon 2011 pretax income of the Company.
(2)	Estimate is based upon the 2011 cost of fringe benefits.
(3)	Represents two years severance payment of Mr. Meier’s compensation as in effect on December 31, 2011.
(4)	Represents payments through the remaining term of Mr. De Heer’s employment agreement.
(5)	With respect to base salary and bonus for Messrs. Meier and Downes, represents 48 months of base salary and two years of incentive bonus payments. With respect to equity compensation for Mr. Downes, represents an amount taken into account for purposes of Section 280G of the Code.
(6)	For Mr. Meier, the amounts represent the compensation he otherwise would have received through the remaining term of his employment agreement. For Mr. Downes, the amounts represent the compensation he otherwise would have received through December 31, 2012.
(7)	For Mr. Meier, the amounts represent 70% of compensation he otherwise would have received through the remaining term of his employment agreement and all fringe benefits. For Mr. Downes, the amounts represent 50% of the compensation he otherwise would have received through December 31, 2012.

Compensation Clawbacks

The NYSE Amex is expected to revise its listing standards in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act to require listed issuers to adopt and disclose clawback policies. Under such policies, an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws will trigger a clawback of previously paid executive compensation. We will be required to recover any erroneously awarded compensation payments that would not have been made had the restated accounting numbers been used. Any payments made to current or former executive officers during the three-year period preceding the date of a restatement will be subject to the policy. In advance of the expected listing standard revision, in connection with part of Proposal 2, we are asking our shareholders to approve amendments to the Company’s Amended and Restated Plan at our Annual Meeting. Among other things, these amendments would provide that if the Board determines that the Company must restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, an executive officer must reimburse the Company for any amounts earned or payable with respect to an equity award to the extent required by and otherwise in accordance with applicable law and any policies adopted or implemented by the Board or Compensation Committee from time to time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following tables set forth certain information as of April 24, 2012 relating to the beneficial ownership of the Series M Preferred Stock, Series A Preferred Stock and Common Stock by (i) all persons that we know beneficially own more than 5% of any class of the Company’s outstanding stock, (ii) each of our Named Executive Officers and directors, and (iii) all of our Named Executive Officers and directors as a group. Knowledge of the beneficial ownership of the Common Stock is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder.

Series M Preferred Stock Owned by Directors and Management

As of April 24, 2012, directors and Named Executive Officers, individually and as a group, beneficially owned Series M Preferred Stock as follows:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Bradley I. Meier (2)	34,840	39.7%
Norman M. Meier (3)	44,075	50.2%
Officers and directors as a group (2 persons)(4)	78,915	89.9%

(1)	The mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309.
(2)	Excludes all shares of Series M Preferred Stock owned by Norman M. Meier and Phylis Meier, Mr. Meier’s father and mother, and Lynda Meier, Mr. Meier’s sister, as to which Mr. Meier disclaims beneficial ownership.
(3)	Excludes all shares of Series M Preferred Stock owned by Bradley I. Meier and Lynda Meier, Mr. Meier’s children, and Phylis Meier, Mr. Meier’s former spouse, as to which Mr. Meier disclaims beneficial ownership.
(4)	See footnotes (1) – (3) above.

Series M Preferred Stock Held by Certain Beneficial Owners

As of April 24, 2012, the following table sets forth information regarding the number and percentage of Series M Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company’s outstanding Series M Preferred Stock:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Phylis R. Meier (1)	7,875	9.0%

(1)	The mailing address of Ms. Meier is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309. Excludes all securities owned by Bradley I. Meier and Lynda Meier, Ms. Meier’s children, and Norman M. Meier, Ms. Meier’s former spouse, as to which Ms. Meier disclaims beneficial ownership.

Series A Preferred Stock Owned by Directors and Management

As of April 24, 2012, directors and Named Executive Officers, individually and as a group, beneficially owned Series A Preferred Stock as follows:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Norman M. Meier*(1)	9,975	50%
Officers and directors as a group (1 person)	9,975	50%

*	Director and Secretary
(1)	The mailing address of Mr. Meier is c/o Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Fort Lauderdale, FL 33309. Excludes all shares of Series A Preferred Stock owned by Phylis Meier, Mr. Meier’s former spouse, as to which Mr. Meier disclaims beneficial ownership.

Series A Preferred Stock Held by Certain Beneficial Owners

As of April 24, 2012, the following table sets forth information regarding the number and percentage of Series A Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the outstanding Series A Preferred Stock:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Phylis R. Meier (1)	9,975	50.0%

(1)	The mailing address of Ms. Meier is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309. Excludes all securities owned by Norman M. Meier, Ms. Meier’s former spouse, as to which Ms. Meier disclaims beneficial ownership.

Common Stock Owned by Certain Beneficial Owners, Directors and Management

As of April 24, 2012, directors and Named Executive Officers, individually and as a group, beneficially owned Common Stock as follows:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Bradley I. Meier(3)	15,063,171	37.6%
Sean P. Downes(4)	3,790,635	9.4%
Norman M. Meier(5)	1,497,435	3.7%
Joel M. Wilentz, M.D.(6)	448,289	1.1%
Reed J. Slogoff(7)	277,496	0.7%
Michael A. Pietrangelo(8)	215,000	0.5%
Ozzie A. Schindler(9)	210,000	0.5%
George R. De Heer(10)	70,000	0.2%
Officers and directors as a group (8 people)(11)	21,572,026	53.7%

(1)	The mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309.
(2)	A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days from December 31, 2011 upon the exercise of stock options or conversion of Series A Preferred Stock or Series M Preferred Stock. Except as otherwise specified, each beneficial owner’s percentage ownership is determined by assuming that stock options, Series A Preferred Stock and Series M Preferred Stock that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from December 31, 2011, have been exercised or converted.

(3)	Includes (i) options to purchase an aggregate of 2,000,000 shares of Common Stock (of which 1,450,000 are exercisable only on such date or dates as the fair market value of the Common Stock is and has been at least 150% of the exercise price for the previous 20 consecutive trading days); and (ii) 174,200 shares of Common Stock issuable upon conversion of Series M Preferred Stock.
(4)	Includes options to purchase an aggregate of 2,200,000 shares of Common Stock.
(5)	Includes (i) options to purchase an aggregate of 175,000 shares of Common Stock, and (ii) 245,313 shares of Common Stock issuable upon conversion of Series A Preferred Stock and Series M Preferred Stock. Excludes (i) all securities owned by Bradley I. Meier, Lynda Meier, and Eric Meier, Mr. Meier’s children, or Phylis Meier, Mr. Meier’s former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.
(6)	Includes options to purchase an aggregate of 175,000 shares of Common Stock.
(7)	Includes options to purchase an aggregate of 175,000 shares of Common Stock.
(8)	Includes options to purchase an aggregate of 90,000 shares of Common Stock.
(9)	Includes options to purchase an aggregate of 175,000 shares of Common Stock.
(10)	Consists of options to purchase 70,000 shares of Common Stock.
(11)	See footnotes (1) – (10) above.

Common Stock Held by Others

As of April 24, 2012, there are no persons, other than those persons listed immediately above, who are known by the Company who beneficially own or exercise voting or dispositive control over 5% or more of the Company’s outstanding Common Stock.

APPROVAL OF SECOND AMENDED AND RESTATED 2009 OMNIBUS INCENTIVE PLAN (PROPOSAL 2)

We currently maintain the Amended and Restated Plan. As of the record date for the Annual Meeting, there were 140,000 shares available for new grants under the Amended and Restated Plan. The Board believes that the use of equity-based compensation is a vital factor in attracting and retaining effective and valuable personnel who contribute to our growth and success and in establishing a direct link between the financial interests of such individuals and our shareholders. The Compensation Committee reviewed the Amended and Restated Plan to determine whether it remains a flexible and effective source of incentive compensation in terms of the number of shares of stock available for awards and in terms of its design, as well as whether it generally conforms with best practices in today’s business environment.

Based on its review, the Compensation Committee recommended that the Amended and Restated Plan be amended and restated to:

•	Increase Shares Reserved for Grant. Add 3,000,000 shares of Common Stock to the reserve available for new awards.

•	Extend the Term. Extend the term of the Second Amended and Restated Plan through June 8, 2022.

•

Expand the List of Performance Goals. Expand the list of performance goals (the “Performance Goals”) in the Second Amended and Restated Plan for purposes of Section 162(m) of the Code, as described below.

•

Provide for Recovery of Compensation in Connection with Financial Restatements. Provide for recovery of compensation to the extent required by applicable law and any applicable Company policies in the event that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances.

•

Provide for Certain Modifications for Internal Consistency. Make a conforming change to Section 11.15 of the Amended and Restated Plan to clarify that the Board cannot, without shareholder approval, reprice options and stock appreciation rights or make any other amendment which requires shareholder approval under the Code or any other applicable law.

The Board has approved, and recommends that our shareholders approve, the Second Amended and Restated Plan as described herein and, for purposes of Section 162(m) of the Code, each of the Performance Goals. Other than as described above, the Second Amended and Restated Plan provides the same substantive terms and provisions as the Amended and Restated Plan. Shareholder approval of the Second Amended and Restated Plan is required to comply with the provisions of Section 162(m) of the Code and to meet the listing requirements of the NYSE Amex. If the Second Amended and Restated Plan is not approved by the shareholders, the Amended and Restated Plan as approved in 2011 will remain in effect according to its terms.

The material features of the Second Amended and Restated Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Second Amended and Restated Plan, which is attached as Appendix A to this Proxy Statement.

Administration

The Second Amended and Restated Plan will be administered by the Compensation Committee. The Compensation Committee has the authority, within the limits of the express provisions of the Second Amended and Restated Plan, to interpret the provisions of the Second Amended and Restated Plan, to establish and modify its administrative rules, to determine the individuals to whom awards will be granted, and to determine the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Compensation Committee may delegate its authority under the Second Amended and Restated Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Compensation Committee deems appropriate.

Types of Awards

Awards under the Second Amended and Restated Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of Common Stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options. The Compensation Committee may grant to a participant options to purchase Common Stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise, will be determined by the Compensation Committee.

The exercise price for stock options will be determined by the Compensation Committee in its discretion; provided, however, that in no event may the exercise price be less than 100% of the fair market value of one share of the Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted. On April 24, 2012, the market price per share of the Common Stock was $3.99 based on the closing price of the Common Stock on the NYSE Amex on such date.

Incentive stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Second Amended and Restated Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Compensation Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Compensation Committee’s discretion, payment of the exercise price for shares of Common Stock on the exercise of stock options may be made in cash, shares of the Common Stock held by the participant or in any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights. The Compensation Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Common Stock on the date when the SAR is granted. Upon exercise of a SAR, payment may be made in cash, shares of the Common Stock or a combination of cash and shares.

Restricted Shares and Restricted Units. The Compensation Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Compensation Committee also may award to a participant units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Compensation Committee.

For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following Performance Goals:

•	Operating income

•	Operating profit (earnings from continuing operations before interest and taxes)

•	Earnings per share

•	Share price

•	Net income

•	Income before taxes

•	Pre-tax net income

•	Return on investment

•	Return on a specified investment

•	Return on a specified investment portfolio

•	Return on working capital

•	Return on shareholders’ equity

•	Total shareholder return

•	Economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital)

•	Policy count

•	Number of states in which our Company operates

•	Quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities

The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions or affiliates, either in absolute terms, as compared to another company or companies or an index established or designated by the Compensation Committee, or subject to such objective adjustment factors established by the Compensation Committee at the time the award is granted. The above terms will have the same meaning as in our financial statements, or if the terms are not used in our financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards. The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Compensation Committee.

Award periods will be established at the discretion of the Compensation Committee. The performance targets will also be determined by the Compensation Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Compensation Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Units” above. To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards. The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Compensation Committee. Payment under any other stock-based awards will be made in Common Stock or cash, as determined by the Compensation Committee.

Cash-Based Awards. The Compensation Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash-based award will be determined by the Compensation Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

•

The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Compensation Committee to be subject to Section 162(m) of the Code (“covered employees”).

•

The targets for annual incentive payments to covered employees will consist only of one or more of the Performance Goals discussed under the section titled “Restricted Shares and Restricted Units” above. Use of any other target will require ratification by the shareholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Compensation Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

•

In administering the incentive program and determining incentive awards, the Compensation Committee will not have the flexibility to pay a covered employee more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Compensation Committee will have the flexibility, based on its business judgment, to reduce this amount.

•

The Compensation Committee may require that a portion of any amount payable in respect of an award be deferred for a period specified at the time the award is granted. The Compensation Committee may also allow a participant to elect to defer amounts payable in respect of an award.

•

The cash incentive compensation feature of the Second Amended and Restated Plan does not preclude the Board or the Compensation Committee from approving other incentive compensation arrangements for covered employees.

Dividend Equivalents. The Compensation Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an award under the Second Amended and Restated Plan.

Eligibility and Limitation on Awards

The Compensation Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. It is presently contemplated that approximately 280 persons will be eligible to receive awards.

The maximum awards that can be granted under the Second Amended and Restated Plan to a single participant in any calendar year will be subject to the following limits:

•	650,000 shares of Common Stock in the form of options or SARs;

•	650,000 shares of Common Stock in the form of restricted stock, restricted stock units, performance awards or other stock-based awards denominated in shares; and

•	$10,000,000 in the form of other stock-based awards not denominated in shares and cash-based incentive awards.

Awards Granted under the Second Amended and Restated Plan

The future amounts that will be received by participants under the Second Amended and Restated Plan are not determinable. The stock awards granted to our Named Executive Officers under the Amended and Restated Plan and outstanding as of December 31, 2011 are set forth in the Outstanding Equity Awards at Fiscal Year-End Table found under “Executive Compensation.” As of April 24, 2012, (i) our Named Executive Officers as a group (three officers) held outstanding stock option grants for 4,495,000 shares and restricted stock grants for 502,000 shares, (ii) our non-employee directors as a group (four directors) held outstanding stock option grants for 615,000 shares, (iii) Norman M. Meier held outstanding stock option grants for 175,000 shares and (iv) all of our employees other than our Named Executive Officers and directors (8 employees) held outstanding stock option grants for 1,170,000 shares.

Shares Subject to the Second Amended and Restated Plan

An aggregate of 7,200,000 shares of the Common Stock have been reserved for issuance under the Second Amended and Restated Plan and 3,140,000 shares of Common Stock are available for awards under the Second Amended and Restated Plan. The shares to be offered under the Second Amended and Restated Plan shall be authorized and unissued Common Stock or issued Common Stock that has been reacquired by the Company.

With respect to awards made under the Second Amended and Restated Plan, shares of Common Stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock), as well as any shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligation with respect to an award, will be available for additional grants under the Second Amended and Restated Plan. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available for new awards under the Second Amended and Restated Plan.

Anti-Dilution Protection

In the event of any corporate event or transaction that results in a change in our capital structure, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Compensation Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the Second Amended and Restated Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of Common Stock subject to the Second Amended and Restated Plan, the number of shares of Common Stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Amendment and Termination

The Board may, at any time, amend the Second Amended and Restated Plan, provided that no such action by the Board may be taken (i) without the affirmative approval of our shareholders if so required by applicable law or the rules of any stock exchange which lists the Common Stock or our voting securities, or (ii) that adversely affects any rights or obligations with respect to any awards theretofore made under the Second Amended and Restated Plan without the consent of the recipient. Notwithstanding the foregoing, an outstanding option or SAR may not be (i) amended to reduce its exercise price or (ii) terminated and replaced with a substitute award if the effect of such termination and substitution is to reduce the exercise price, without the approval of the Company’s shareholders. The Board shall have the right and the power to terminate the Second Amended and Restated Plan at any time; provided, that no such termination adversely affects the rights of a participant of an award granted under the plan. No awards may be made under the Second Amended and Restated Plan after the tenth anniversary of its effective date. Certain provisions of the Second Amended and Restated Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the Second Amended and Restated Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (required statutory “holding period”), (i) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (ii) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (a) the excess of the fair market value of the shares at the time of exercise over the option price, and (b) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options. A participant who is granted a nonqualified stock option under the Second Amended and Restated Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights. A participant who is granted SARs will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (i) the participant will recognize ordinary income equal to the amount received (increase in the fair market value of each share of Common Stock from the date of grant of the SAR to the date of exercise); and (ii) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Shares. A participant will not be taxed on the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after transfer of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements of the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Tax Deductibility of Certain Performance-Based Awards under the Second Amended and Restated Plan. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes our Named Executive Officers. Certain compensation, including compensation paid based on the achievement of pre-established performance goals, is excluded from this deduction limit if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by our shareholders. Accordingly, in order to maintain the Company’s ability to fully deduct certain incentive compensation paid pursuant to the Second Amended and Restated Plan, approval of the Second Amended and Restated Plan will qualify as approval of the material terms, including the Performance Goals discussed in the section titled “Restricted Shares and Restricted Units” above, under which qualifying performance-based compensation is to be paid.

Recovery of Compensation in Connection with Financial Restatements

If the Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a participant shall be required to reimburse the Company for any amounts earned or payable with respect to an award to the extent required by and otherwise in accordance with applicable law and any Company policies adopted or implemented by the Board or the Compensation Committee from time to time.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2009 OMNIBUS INCENTIVE PLAN.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 3)

The Audit Committee recommended and the Board approved the appointment of the accounting firm Blackman Kallick, LLP as our independent registered public accounting firm for the fiscal year 2012, subject to shareholder ratification. Blackman Kallick, LLP audited the Company’s financial statements for the fiscal years ended December 31, 2004 through 2011.

Audit Fees

Audit fees paid to Blackman Kallick, LLP for the fiscal years ended December 31, 2011 and December 31, 2010 were $565,500 and $560,500, respectively.

Audit Related Fees

There were no audit related fees paid to Blackman Kallick, LLP for the fiscal years ended December 31, 2011 and December 31, 2010, respectively.

Tax Fees

Tax fees paid to Blackman Kallick, LLP for each of the fiscal years ended December 31, 2011 and December 31, 2010 were $49,500.

All Other Fees

There were no other fees for products and services provided by Blackman Kallick, LLP for the fiscal years ended December 31, 2011 and December  31, 2010.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

All audit related services must be pre-approved by the Audit Committee, which concluded that the provision of such services by Blackman Kallick, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Board has appointed Blackman Kallick, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Representatives of Blackman Kallick, LLP have been invited to attend the Annual Meeting. If representatives of Blackman Kallick, LLP attend the Annual Meeting, such representatives will have the opportunity to make a statement and will be available to answer shareholder questions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BLACKMAN KALLICK, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

ANNUAL REPORT

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, WE WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO GEORGE R. DE HEER, UNIVERSAL INSURANCE HOLDINGS, INC., 1110 WEST COMMERCIAL BOULEVARD, FORT LAUDERDALE, FLORIDA 33309 OR (954) 958-1200.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, “Reporting Persons”) are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the review of copies of Forms 3, 4 and 5 provided to us and written representations by the Reporting Persons, we believe that, for the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2013 Annual Meeting of Shareholders must be received by the Company no later than December 8, 2012 to be considered for inclusion in the proxy statement for fiscal year 2012 relating to such meeting. Shareholders wishing to submit a proposal at the 2013 Annual Meeting of Shareholders that do not intend to include the proposal in the proxy statement for that meeting must provide appropriate notice to the Company by February 5, 2013.

HOUSEHOLDING

As permitted by the Exchange Act, only one copy of this Proxy Statement, the Annual Report, and the notice of internet availability of proxy materials is being delivered to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of the Proxy Statement. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement, the Annual Report, or the notice of internet availability of proxy materials to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to George R. De Heer, 1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309 or
(954) 958-1200.

Shareholders of record residing at the same address and currently receiving multiple copies of proxy statements may contact our registrar and transfer agent, Continental Stock Transfer & Trust Company, to request that only a single copy of the Proxy Statement be mailed in the future. Please contact the transfer agent by phone at (212) 509-4000 or by mail at 17 Battery Place, New York,
NY 10004. Beneficial owners, as described above, should contact their broker or bank.

OTHER MATTERS

The Company knows of no business that will be presented for action at the Annual Meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the shareholders they represent.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Norman M. Meier
Norman M. Meier, Secretary April 30, 2012

APPENDIX A

UNIVERSAL INSURANCE HOLDINGS, INC.

2009 OMNIBUS INCENTIVE PLAN

(as amended through June 8, 2012)

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01 Purpose. The purpose of the Universal Insurance Holdings, Inc. 2009 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its subsidiaries to achieve long-term corporate objectives, to reward superior service to the Company and to enable stock based and cash based incentive awards to qualify as performance based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02 Adoption and Term. The Plan was originally approved by the Board and the stockholders of the Company effective November 16, 2009. The Plan as amended and restated herein has been approved by the Board and the amendment and restatement will become effective on June 8, 2012 if approved by the stockholders of the Company at the June 8, 2012 annual meeting of stockholders of the Company (the “Effective Date”). The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01 Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a 50% ownership interest or, where permissible under Section 409A of the Code, at least a 20% ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

2.02 Award means any one or a combination of Non Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock based Awards described in Article IX, short term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.03 Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04 Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05 Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.06 Board means the Board of Directors of the Company.

2.07 Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 15% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b) Any election has occurred of persons to the Board that causes two thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two thirds of the Board consisted of persons who were members of the Board on the Effective Date, provided, however, that any person nominated for election by a Board at least two thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c) The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d) The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e) a complete liquidation or dissolution of the Company.

Solely to the extent required by Section 409A of the Code, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) provisions of any Award subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A of the Code and the final regulations issued thereunder.

2.08 Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.09 Committee means the Compensation Committee of the Board.

2.10 Common Stock means the common stock of the Company, par value $0.01 per share.

2.11 Company means Universal Insurance Holdings, Inc., a Delaware corporation, and its successors.

2.12 Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.13 Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.14 Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15 Exchange Act means the Securities Exchange Act of 1934, as amended. References to a section of the Exchange Act shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.16 Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.17 Fair Market Value means, as of any applicable date: (i) if the Common Stock is listed on one or more international or national securities exchanges, the closing sales price of the Common Stock on the exchange having the greatest number of shares listed or eligible for trading on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc., Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply or the Committee elects to use a different standard for determining Fair Market Value for one or more Awards, the fair market value of the Common Stock as determined under written procedures established by the Committee.

2.18 Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19 Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20 Non Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21 Non Vested Share means shares of the Company Common Stock issued to a Participant in respect of the non vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.

2.22 Options means all Non Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23 Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.24 Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.25 Performance Awards means Awards granted in accordance with Article VIII.

2.26 Performance Goals means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, share price, net income, income before taxes, pre-tax net income, return on investment (as such term is generally understood by investors), return on a specified investment, return on a specified investment portfolio or return on working capital, return on stockholders’ equity, total stockholder return, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), policy count, number of states in which the Company operates, any one of which may be measured with respect to the Company or any one or more of its subsidiaries and divisions and either in absolute terms, as compared to another company or companies or subject to such objective adjustment factors as shall be set by the Committee in accordance with Section 162(m) of the Code at the time that the goals and related performance targets are set for the applicable performance period, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities.

2.27 Plan has the meaning given to such term in Section 1.01.

2.28 Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.29 Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.30 Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.31 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.32 Stock Appreciation Rights means awards granted in accordance with Article VI.

2.33 Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion. For purposes of the payment (but not vesting) provisions of any Award subject to Section 409A of the Code, Termination of Service shall mean a separation from service within the meaning of Section 409A of the Code and the final regulations issued thereunder.

ARTICLE III

ADMINISTRATION

3.01 Committee

(a) Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.

(b) Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01 Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 1,800,000 shares of Common Stock and shall be increased to 7,200,000 as of the date of the 2012 Annual Meeting of Shareholders; provided that such increase is approved by the stockholders of the Company at the 2012 Annual Meeting. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, issued Common Stock that shall have been reacquired by the Company, or shares issued from the Universal Insurance Holdings, Inc. Stock Grantor Trust, formed April 3, 2000.

4.02 Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Restricted Stock or Restricted Stock Units forfeited as provided in Article VII, other stock based Awards terminated or forfeited as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01 Eligible Participants. Participants in the Plan shall be such employees, directors and consultants of the Company and its subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to any applicable adjustment in accordance with Section 11.07, in any calendar year, Awards to Participants shall be subject to the following limits: (i) no Participant shall be granted in any calendar year Options or Stock Appreciation Rights (whether stock or cash settled) covering more than 650,000 shares of Common Stock; (ii) no Participant shall be granted in any calendar year an Award of (A) Restricted Shares, (B) Restricted Stock Units, or (C) Performance Awards or other stock-based awards (within the meaning of Article IX) denominated in shares of Common Stock that can be settled through the delivery of more than 650,000 shares of Common Stock (or, if such Award is payable in cash, through the delivery of cash with a value equal to 650,000 shares of Common Stock at the time of settlement); and (iii) no Participant shall be granted in any calendar year any other stock-based award (within the meaning of Article IX) not denominated in shares of Common Stock or cash based Awards (including short-term cash incentive awards under Article X) that can be settled through the payment of more than $10,000,000 or in shares of Common Stock with a value at the time of payment of more than $10,000,000.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01 Option Awards.

(a) Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b) Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.

(c) Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

(d) Special Incentive Stock Option Rules. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.

(e) Rights As a Stockholder. Except as otherwise provided by the Committee, a Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02 Stock Appreciation Rights.

(a) Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b) Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c) Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03 Terms of Stock Options and Stock Appreciation Rights.

(a) Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(b) Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii) Termination of the Award in the event of a Participant’s disability, retirement, death or other Termination of Service as provided in the Award Agreement; or

(iii) In the case of an Incentive Stock Option, ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)); or

(iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

(c) Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.04 Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05 Change in Control. With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Options or Stock Appreciation Rights shall become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Award of Options or Stock Appreciation Rights shall be set forth in the applicable Award Agreement.

6.06 Early Exercise. An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part prior to the date the Option is fully vested. The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time. In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Board. If the Company exercises its repurchase rights, the Company may elect to pay the repurchase price in the form of (i) cash or cash equivalents, (ii) installment payments over a specified period, (iii) cancellation of indebtedness, or (iv) any other form of consideration approved by the Company. The Board shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant. Alternatively, in the sole discretion of the Board, one or more Participants may be granted stock purchase rights allowing them to purchase shares of Common Stock outright, subject to conditions and restrictions as the Board may determine.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01 Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance based Awards of Restricted Shares or Restricted Stock Units intended to qualify as “performance based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02 Restricted Shares.

(a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b) Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d) Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e) Forfeiture of Restricted Shares. Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03 Restricted Stock Units.

(a) Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b) Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

(d) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04 Change in Control. With respect to each Award of Restricted Shares and Restricted Stock Unit Awards, the Committee shall determine whether and to what extent such Restricted Shares and Restricted Stock Unit Awards shall become immediately and fully vested in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Award of Restricted Shares and Restricted Stock Unit Awards shall be set forth in the applicable Award Agreement.

ARTICLE VIII

PERFORMANCE AWARDS

8.01 Performance Awards.

(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b) Performance Targets. Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c) Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) Payment of Earned Performance Awards. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02 Termination of Service. In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03 Change in Control. With respect to each Performance Award, the Committee shall determine whether and to what extent such Performance Awards shall become immediately and fully vested and payable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Such provisions relating to the effect of a Change in Control on an outstanding Performance Award shall be set forth in the applicable Award Agreement.

ARTICLE IX

OTHER STOCK BASED AWARDS

9.01 Grant of Other Stock Based Awards. Other stock based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02 Terms of Other Stock Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

CASH INCENTIVE AWARDS

10.01 Eligibility. Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive cash incentive awards under this Article X.

10.02 Awards.

(a) Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b) Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year or such other performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c) Payment of Awards. Awards will be payable to Participants in cash following expiration of the applicable performance period upon prior written certification by the Committee of attainment of the specified performance targets for the applicable performance period.

(d) Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(e) Deferral. The Committee may require that a portion of any cash payment payable under this Article X shall be mandatorily deferred for a deferral period specified by the Committee in connection with the establishment or grant of the Award. In addition, the Committee may permit the applicable Participant to elect to defer a portion of any Award payable hereunder to one or more dates specified by the Participant at the time the deferral election is made. Any voluntary deferral election by a Participant shall be in writing and shall be made and become irrevocable by no later than the end of the calendar year prior to the calendar year in which begins the performance period for the Award to which the deferral election applies.

(f) Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance based compensation under Section 162(m) of the Code.

(g) Non Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS

GRANTED UNDER THE PLAN

11.01 Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03 Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award or is necessary or advisable in the judgment of the Committee to comply with the requirements of Section 409A of the Code) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. Except as provided in Section 11.07, an outstanding Option or Stock Appreciation Right may not be (i) amended after the Date of Grant to reduce its exercise price without the prior approval of the amendment by the Company’s stockholders or (ii) terminated and replaced with a substitute Award if the effect of such termination and substitution is to reduce the exercise price.

11.04 Limitation on Transfer. Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non Qualified Stock Options to provide for such transferability.

11.05 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06 Surrender of Awards. Subject to compliance with Section 409A of the Code, any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. Subject to compliance with Section 409A of the Code and Section 11.03, with the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company.

11.07 Adjustments to Reflect Capital Changes.

(a) Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b) Merger. In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

(c) Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08 No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its subsidiaries.

11.09 Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10 Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.

11.11 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12 Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13 Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14 Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15 Amendment and Termination.

(a) Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16 Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17 Dividend Equivalents. For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a) Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b) Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18 Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any

Performance Goal, performance target or other performance based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the “performance based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19 Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20 Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21 Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

11.22 Recovery of Compensation in Connection with Financial Restatement. Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines: (i) that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant shall be required to reimburse the Company for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Company policies adopted or implemented by the Board or Committee from time to time or (ii) that the prior determination of the level of achievement of any Performance Goal is materially incorrect and that materially incorrect determination has caused the payment of cash or delivery of shares in an amount greater than the amount that should have been paid or delivered had the determination been correct, the Participant shall be required to return to the Company, within 30 days of written demand, the amount by which the amount that was paid or delivered exceeds the amount that should have been paid or delivered if the prior determination had been correct.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY					Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.

1. Proposal 1: Election of five directors for a term ending in 2013. NOMINEES: Sean P. Downes Reed J. Slogoff Michael A. Pietrangelo Joel M. Wilentz Ozzie A. Schindler	FOR (all nominees except as marked below) ☐	WITHHELD ☐	2. Proposal 2: Approval of the Second Amended and Restated 2009 Omnibus Incentive Plan, including the performance goals set forth therein.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)			3. Proposal 3: Ratification of the appointment of Blackman Kallick, LLP, independent registered public accounting firm, as the auditors of the Company for the fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof. Change of Address or Comments Mark Here ☐
Label Area 4” x 1 1/2”
PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)	COMPANY ID:
To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.
SIGNATURE: DATE: TIME:	PROXY NUMBER:
Registered Quantity Broker Quantity

ACCOUNT NUMBER:

Signature of Shareholder	Signature of Additional Shareholder(s)	Dated	, 2012.
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

REVOCABLE PROXY FOR HOLDERS OF SERIES A PREFERRED STOCK AND COMMON STOCK

UNIVERSAL INSURANCE HOLDINGS, INC.

Annual Meeting of Shareholders on June 8, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints George R. De Heer, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series A preferred stock and all shares of common stock of Universal Insurance Holdings, Inc. (“Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on June 8, 2012 at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, and at any adjournment thereof. Holders of Series A preferred stock and common stock are entitled to one vote per share.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR matters 1, 2 and 3.

Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY				Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.

1.   Proposal 1: Election of seven directors for a term ending in 2013.

    NOMINEES:

    Bradley I. Meier                     Ozzie A . Schindler

    Norman M. Meier                  Reed J. Slogoff

    Sean P. Downes                      Joel M. Wilentz, M.D.

    Michael A. Pietrangelo

FOR (all nominees except as marked below) ☐	WITHHELD ☐	2. Proposal 2: Approval of the Second Amended and Restated 2009 Omnibus Incentive Plan, including the performance goals set forth therein.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)		3. Proposal 3: Ratification of the appointment of Blackman Kallick, LLP, independent registered public accounting firm, as the auditors of the Company for the fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof. Change of Address or Comments Mark Here ☐
Label Area 4” x 1 1/2”
PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)	COMPANY ID:
To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.
SIGNATURE: DATE: TIME:	PROXY NUMBER:
Registered Quantity Broker Quantity

ACCOUNT NUMBER:

Signature of Shareholder	Signature of Additional Shareholder(s)	Dated	, 2012.
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

REVOCABLE PROXY FOR HOLDERS OF SERIES M PREFERRED STOCK

UNIVERSAL INSURANCE HOLDINGS, INC.

Annual Meeting of Shareholders on June 8, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints George R. De Heer, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series M preferred stock of Universal Insurance Holdings, Inc. (“Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on June 8, 2012 at the Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334, and at any adjournment thereof. Holders of Series M preferred stock are entitled to one vote per share.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR matters 1, 2 and 3.

Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

(Continued, and to be marked, dated and signed, on the other side)